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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-50075 of Kansas Gas and Electric Company on Form S-3.


ARTHUR ANDERSEN LLP

Kansas City, Missouri,
March 27, 2002